TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund
TDAM Institutional Money Market Fund — Institutional Class and Institutional Service Class
TDAM Institutional U.S. Government Fund — Institutional Class and Institutional Service Class

Supplement dated August 1, 2007
to each of the Prospectus dated December 18, 2006, as applicable as supplemented and amended to date (“Prospectus”)

The section of the Prospectus entitled “Fund Management” is amended as follows:

The subsection entitled “Administrator” is amended as follows:

As administrator, TDAM provides certain services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. TDAM pays Citi’s fees for providing these services.

The subsection entitled “Distributor” is amended as follows:

SEI Investments Distribution Co. acts as distributor of the Funds’ shares.

Shareholders should retain this supplement for future reference.

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund
TDAM Institutional Money Market Fund — Institutional Class and Institutional Service Class
TDAM Institutional U.S. Government Fund — Institutional Class and Institutional Service Class

Supplement dated August 1, 2007
to each of the Statements of Additional Information
dated December 18, 2006, as applicable
as supplemented and amended to date hereof (each, an “SAI”)

The Section of the SAI entitled “Management of the Company” is amended as follows:

The first paragraph of the subsection entitled “Compensation of Directors” is deleted and replaced with the following paragraph:

Officers and Directors who are interested persons of the Investment Manager, SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Effective as of July 25, 2007, each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Previously, each Independent Director serving on the Board of the Company received: (i) a base annual retainer of $24,000, payable quarterly, (ii) a meeting fee of $3,500 for each meeting attended in person, (iii) a meeting fee of $2,500 for each meeting attended by telephone, and (iv) for committee meetings taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $3,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

(continued on the next page)

The Section of the SAI entitled “Investment Management, Distribution and Other Services” is amended as follows:

The first paragraph of the subsection entitled “Distribution” is deleted and replaced with the following paragraph:

The distributor of the Company is SIDCO, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a Distribution Agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the Funds do not have a distribution plan pursuant to Rule 12b-1 under the 1940 Act that permits the payment of fees to the Distributor for its services provided under the Distribution Agreement, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The first paragraph of the subsection entitled “Transfer Agent and Custodian” is hereby revised as follows: (all other information remains the same)

Citi Fund Services Ohio, Inc. (“Citi” or the “Transfer Agent”), 3435 Stelzer Road, Columbus, OH 42319 serves as transfer agent for each Fund.

The second paragraph of the subsection entitled “Transfer Agent and Custodian” is deleted and replaced with the following paragraph:

The Transfer Agent is permitted, with prior written consent of the Company or a Fund, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Shareholders should retain this supplement for future reference.